SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	April 30, 2003

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

GEORGIA	2-39729	58-0830929

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

244 PERIMETER CENTER PARKWAY, N.E., ATLANTA, GEORGIA	30346
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(404) 39l-8600

ITEM 9. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Disclosures of Results of Operations and Financial Condition,” as directed by the Commission in Release No. 23-47583.

     On April 28, 2003, Cotton States Life Insurance Company (the “Company”) issued a press release containing information about the Company’s financial condition or results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2003

COTTON STATES LIFE INSURANCE COMPANY

BY: /s/ J. Ridley Howard J. Ridley Howard, Chairman President and Chief Executive Officer

BY: /s/ William J. Barlow Vice President of Finance and Assistant Treasurer

Exhibit Index
Number	Descriptions

99.1	Press Release issued April 28, 2003

2